SEASONS SERIES TRUST
LARGE-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2000

Securities Purchased:
(1)Name of Underwriters: GOLDMAN SACHS & CO.; CREDIT SUISSE FIRST BOSTON; BANC OF AMERICA; DLJ; LEHMAN BROTHERS; MERRILL LYNCH

(2)Name of Issuer: METLIFE

(3)Title of Security: METLIFE

(4)Date of First Offering: 04/07/00

(5)Amount of Total Offering: 202,000,000 SHARES

(6)Unit Price: $14.25

(7)Underwriting Spread or Commission: $0.64

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $32,775.00

(16)Number of Shares Purchased: 2,300 SHARES

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.0011%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.0000%

(20)Sum of (18) and (19): 0.0011%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.4016%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: CREDIT SUISSE FIRST BOSTON; MORGAN STANLEY

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: CREDIT SUISSE FIRST BOSTON; GOLDMAN SACHS & CO.; MORGAN STANLEY; TD SECURITIES; SMITH BARNEY; WARBURG

(2)Name of Issuer: TD WATERHOUSE GROUP

(3)Title of Security: TD WATERHOUSE GROUP

(4)Date of First Offering: 06/22/99

(5)Amount of Total Offering: 42,000,000 SHARES

(6)Unit Price: $24.00

(7)Underwriting Spread or Commission: $1.140

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: GOLDMAN SACHS & CO.; MORGAN STANLEY

(2)Name of Issuer: JOHN HANCOCK FINANCIAL

(3)Title of Security: JOHN HANCOCK FINANCIAL

(4)Date of First Offering: 01/26/00

(5)Amount of Total Offering: 102,000,000 SHARES

(6)Unit Price: $17.00

(7)Underwriting Spread or Commission: $0.64

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: GOLDMAN SACHS & CO.; MERRILL LYNCH; NESBITT BURNS SECURITIES, INC.

(2)Name of Issuer: CLARICA LIFE INSURANCE

(3)Title of Security: CLARICA LIFE INSURANCE

(4)Date of First Offering: 07/14/99

(5)Amount of Total Offering: 42,189,684 SHARES

(6)Unit Price: $20.50

(7)Underwriting Spread or Commission: $0.871

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SEASONS SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2000

Securities Purchased:
(1)Name of Underwriters: DRESDNER KLEINWORT BENSON; GOLDMAN SACHS INT'L

(2)Name of Issuer: T-ONLINE INTERNATIONAL AG

(3)Title of Security: T-ONLINE INTERNATIONAL AG

(4)Date of First Offering: 04/16/00

(5)Amount of Total Offering: 106,300,000 SHARES

(6)Unit Price: EUR 27 / USD 25.96

(7)Underwriting Spread or Commission: 3%

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: USD 32,775.00

(16)Number of Shares Purchased: 122 SHARES

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.00011%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.0337%

(20)Sum of (18) and (19): 0.0338%

(21)Total Assets of Portfolio on Date of Purchase: USD 6,533,246.16

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: DRESDNER KLEINWORT BENSON

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: CREDIT SUISSE FIRST BOSTON

(2)Name of Issuer: DIXONS GROUP PLC

(3)Title of Security: FREESERVE PLC

(4)Date of First Offering: 07/26/99

(5)Amount of Total Offering: 176,000,000 SHARES

(6)Unit Price: GBP 1.50 / USD 2.26

(7)Underwriting Spread or Commission: 4.5%

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: GOLDMAN SACHS INTERNATIONAL

(2)Name of Issuer: TELEFONICA SA

(3)Title of Security: TERRA NETWORKS (TELEFONICA PUBLICDAD E
INFORMACION SA)

(4)Date of First Offering: 11/16/99

(5)Amount of Total Offering: 42,532,342 SHARES

(6)Unit Price: EUR 13 / USD 13.14

(7)Underwriting Spread or Commission: 3.5%

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: GOLDMAN SACHS INTERNATIONAL

(2)Name of Issuer: SCANDINAVIA ONLINE AB (SOL AB)

(3)Title of Security: SCANDINAVIA ONLINE

(4)Date of First Offering: 06/06/00

(5)Amount of Total Offering: 8,740,000 SHARES

(6)Unit Price: SKR 115 / USD 13.04

(7)Underwriting Spread or Commission: 3.75%

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SEASONS SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO
Procedures Pursuant to Rule 10f-3
For the quarter ended September 30, 2000

Securities Purchased:
(1)Name of Underwriters: GOLDMAN SACHS; SOCIETE GENERALE

(2)Name of Issuer: VIVENDI ENVIRONNMENT

(3)Title of Security: VIE FP ORDINARY SHARES

(4)Date of First Offering: 7/12/00

(5)Amount of Total Offering: 75,005,023 SHARES / 52,941,176 CONVERT

(6)Unit Price: EUR 34 / USD 31.44

(7)Underwriting Spread or Commission: 1.8%

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: USD 19,964.27

(16)Number of Shares Purchased: 635 SHARES

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.00085%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.033%

(20)Sum of (18) and (19): 0.0338%

(21)Total Assets of Portfolio on Date of Purchase: USD 6,792,287.82

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: SOCIETE
GENERALE

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: MERRILL LYNCH & CO.; MEDIOVANCA-BANCA DI CREDITO; FINANZIARIO SPA

(2)Name of Issuer: ENTE NAZIONALE PER I'ENERGIA ELETTRICA

(3)Title of Security: ENEL IM ORDINARY SHARES AND ADS'S

(4)Date of First Offering: 11/1/99

(5)Amount of Total Offering: 3,848,802,000 SHARES

(6)Unit Price: EUR 4.30 / USD 3.98

(7)Underwriting Spread or Commission: 1.7%

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: GOLDMAN SACHS; ABN AMRO; ROTHSCHILD;
BANCO PORTUGUESE DE INVESTIMENTO SA

(2)Name of Issuer: ELECTRICIDADE DE PORTUGAL SA

(3)Title of Security: EDP PL ORDINARY SHARES AND ADS'S

(4)Date of First Offering: 6/16/97

(5)Amount of Total Offering: 179,960,000 SHARES

(6)Unit Price: ESC 2,250 / EUR 11.22 / USD 10.38

(7)Underwriting Spread or Commission: 2.75%

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: BARCLAYS DE ZOETE WEDD SECURITIES LTD

(2)Name of Issuer: BRITISH ENERGY PLC

(3)Title of Security: BGYA LN ORDINARY SHARES

(4)Date of First Offering: 7/15/96

(5)Amount of Total Offering: 610,000,000 SHARES

(6)Unit Price: 2.03 / USD 3.04

(7)Underwriting Spread or Commission: 1.25%

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A



SEASONS SERIES TRUST
FOCUS GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
For the quarter ended September 30, 2000

Securities Purchased:
(1)Name of Underwriters: SALOMON SMITH BARNEY; CIBC WORLD MARKETS;
LEHMAN BROTHERS; BANC OF AMERICA SECURITIES LLC; BEUTSCHE BANK SECURITIES; FLEET BOSTON ROBERTSON STEPHENS INC.; PRUDENTIAL SECURITIES INC.;
SG COWEN SECURITIES CORP.; FIRST SECURITIES VAN KASPER;
NEEDHAM & CO., INC.; THE ROBINSON-HUMPHERY CO., LLC; SANDS BROTHERS & CO.; TUCKER ANTHONY INC.

(2)Name of Issuer: WESTERN MULTIPLEX CORPORATION

(3)Title of Security: WESTERN MULTIPLEX CORP., CLASS A

(4)Date of First Offering: 7/31/00

(5)Amount of Total Offering: $90,000,000

(6)Unit Price: $12.00

(7)Underwriting Spread or Commission: $0.84

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $3,600

(16)Number of Shares Purchased: N/A

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.004%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.00%

(20)Sum of (18) and (19): 0.004%

(21)% of Fund to Assets Purchased by Fund: 0.07%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: salomon smith barney

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? YES

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: N/A

(2)Name of Issuer: VYYO INCORPORATED

(3)Title of Security: VYYO, INC.

(4)Date of First Offering: 4/5/00

(5)Amount of Total Offering: $91,125,000

(6)Unit Price: $13.50

(7)Underwriting Spread or Commission: $0.945

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A



SEASONS SERIES TRUST
FOCUS GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
For the quarter ended September 30, 2000

Securities Purchased:
(1)Name of Underwriters: GOLDMAN SACHS & CO.; BANC OF AMERICA
SECURITIES LLC; CREDIT SUISSE FIRST BOSTON; AG EDWARDS & SONS, INC.; MERRILL LYNCH & CO.; PAINEWEBBER, INC.; BEAR STEARNS & CO., INC.;
DEUTSCHE BANC ALEX BROWN; EDWARD D JONES & CO., LP; PRUDENTIAL SECURITIES; SALOMON SMITH BARNEY; CHASE H&q; DONALDSON LUFKIN & JENRETTE;
LEHMAN BROTHERS; MORGAN STANLEY DEAN WITTER; ROBERTSON STEPHENS

(2)Name of Issuer: THE GOLDMAN SACHS GROUP, INC.

(3)Title of Security: THE GOLDMAN SACHS GROUP, INC.

(4)Date of First Offering: 8/1/00

(5)Amount of Total Offering: $3,990,000,000

(6)Unit Price: $99.75

(7)Underwriting Spread or Commission: $2.75

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $89,775

(16)Number of Shares Purchased: N/A

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.002%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.00%

(20)Sum of (18) and (19): 0.002%

(21)% of Fund to Assets Purchased by Fund: 1.78%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: GOLDMAN SACHS & CO.

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? YES

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: N/A

(2)Name of Issuer: KNIGHT TRIMARK GROUP, INC.

(3)Title of Security: KNIGHT TRIMARK GROUP, INC.

(4)Date of First Offering: 2/26/99

(5)Amount of Total Offering: $315,000,000

(6)Unit Price: $35.00

(7)Underwriting Spread or Commission: $1.505

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A